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                                                                   EXHIBIT 10.2

                    SEVENTH AMENDMENT TO AMENDED AND RESTATED
                        SENIOR REVOLVING CREDIT AGREEMENT


     This SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of this 7th day of September, 2001, by and among ENESCO GROUP, INC., a Massachusetts corporation (the "Borrower"), the Borrowing Subsidiaries who may from time to time become a party to the Amended and Restated Senior Revolving Credit Agreement, and FLEET NATIONAL BANK, a national banking association ("Fleet") and LaSalle Bank National Association ("LaSalle" and together with Fleet, the "Banks").

                                    RECITALS

     The Borrower and the Banks are parties to a certain Amended and Restated Senior Revolving Credit Agreement dated as of August 23, 2000, as amended by a First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 27, 2000, as further amended by a Second Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 30, 2000, as further amended by a Third Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of March 23, 2001, as further amended by a Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of April 6, 2001, as further amended by a Fifth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of June 18, 2001, and as further amended by a Sixth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2001 (the "Credit Agreement"), pursuant to which the Banks have extended certain financial accommodations to the Borrower including those evidenced by a Borrower Note dated August 3, 2000 in the face amount of $50,000,000 payable to Fleet, a Borrower Note dated June 18, 2001 in the face amount of $10,000,000 payable to LaSalle, a Back-Up L/C and B/A Demand Note dated June 18, 2001 in the face amount of $15,000,000 payable to Fleet and a Back-Up F/X Demand Note dated November 27, 2000 in the face amount of $10,000,000 payable to Fleet. The Borrower and the Banks have agreed to further modify the terms and provisions of the Credit Agreement, all as more fully described and set forth hereinbelow. Capitalized terms not otherwise defined in this Amendment shall have their meanings as defined in the Credit Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Banks agree that the Credit Agreement is further amended as follows:

     1. The definition of "Applicable Margin" which appears in ARTICLE I is deleted in its entirety and replaced with the following:





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     "Applicable Margin" means (i) that number of basis points over the LIBOR
Base Rate, the Cost of Funds or the Alternative Base Rate, as applicable, and
(ii) the Facility Fee, (both (i) and (ii) as determined based upon the Borrower's Funded Debt/EBITDA Ratio in accordance with the pricing grid which appears below):

               Level 1          Level 2          Level 3           Level 4
               -------          -------          -------           -------
Funded         Less than or     Greater than     Greater than or   Greater than
Debt/EBITDA    equal to 1:60:1  1:60:1 to Less   equal to 2.50:1   3.50:1
Ratio                           than 2.50:1      to Less than or
                                                 equal to 3.50:1

Facility Fee    20 bps           25 bps          25 bps             30 bps

LIBOR Base     125 bps          150 bps          200 bps           250 bps
Rate

Cost of Funds  125 bps          150 bps          200 bps           250 bps

Alternate Base   0 bps            0 bps            0 bps             0 bps
Rate


*bps = basis points

The Applicable Margin shall be established by the Bank based upon the Borrower's Funded Debt/EBITDA Ratio calculated as of the date of a request for an Advance or as of the date of continuation or conversion of any outstanding Advance pursuant to Section 2.9, as the case may be, using the Borrower's most recently delivered financial statement under Section 6.1, with such Applicable Margin remaining in effect until expiration of any applicable Interest Period.

     2. The definition of "Borrowing Capacity" which appears in ARTICLE I is deleted in its entirety and replaced with the following:

               "Borrowing Capacity" means the lesser of:

                    (x) Fifty Million Dollars ($50,000,000), or

                    (y) the sum of (i) eighty percent (80%) of Accounts Receivable of the Borrower, which Accounts Receivable are not Ineligible Accounts of the Borrower, plus (ii) eighty percent (80%) of the current market value of the property in which the Bank holds a first priority mortgage or security interest pursuant to the Mortgages, such current market value to be subject to adjustment in the commercially reasonable discretion of the Bank for environmental, title or other matters which may affect such current market value.



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     3.   The definition of "Commitment" which appears in ARTICLE I is deleted in its entirety and replaced with the following:

                    "Commitment" means the obligation of the Bank, subject to
               Borrowing Capacity, to make Loans not exceeding an aggregate principal amount of $40,000,000 for all such Loans outstanding at any time, or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.1, as such amount may be modified from time to time pursuant to the terms hereof. Notwithstanding the foregoing, the Bank shall, subject to Borrowing Capacity, make Loans of up to $5,000,000 Dollars in excess of the Commitment based upon availability under the L/C and B/A Facility Limit in an amount sufficient to fully cover, Dollar for Dollar, the amount of any such Loan in excess of the Commitment. Availability under the L/C and B/A Facility Limit shall be reduced, Dollar for Dollar, in an amount equal to any such Loan made by the Bank in excess of the Commitment. Loans of up to $5,000,000 Dollars in excess of the Commitment shall be evidenced by the Borrower Note dated August 3, 2000 in the original principal amount of $50,000,000 payable to the Bank and shall be subject to the interest rate provisions and other terms contained in ARTICLE II of the Agreement.

     4.   The following definitions are added to ARTICLE I:

                    "Consolidated Amortization" means, as of the date of any
               determination thereof, the amount of amortization of the Borrower and its Subsidiaries as shown on the consolidated statement of income and expenses of the Borrower and its Subsidiaries on and as of such date, determined on a consolidated basis in accordance with Agreement Accounting Principles.

                    "Consolidated Capital Expenditures" means, as of the date of any determination thereof, the amount of capital expenditures of the Borrower and its Subsidiaries as shown on the consolidated statement of cash flow of the Borrower and its Subsidiaries on and as of such date, determined on a consolidated basis in accordance with Agreement Accounting Principles.

                    "Consolidated Depreciation" means, as of the date of any
               determination thereof, the amount of depreciation of the Borrower and its Subsidiaries as shown on the consolidated statement of income and expenses of the Borrower and its Subsidiaries on and as of such date, determined on a consolidated basis in accordance with Agreement Accounting Principles.



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                    "Consolidated Non-Cash Compensation Expense" means, as of
               the date of any determination thereof, the amount of non-cash compensation which is paid in treasury stocks of the Borrower or its Subsidiaries on and as of such date, determined on a consolidated basis in accordance with Agreement Accounting Principles.

                    "Consolidated Operating Profit" means, as of the date of any determination thereof, the amount of operating profit of the Borrower and its Subsidiaries as shown on the consolidated statement of income and expenses of the Borrower and its Subsidiaries on and as of such date, determined on a consolidated basis in accordance with Agreement Accounting Principles.

     5. The definition of "EBITDA" which appears in ARTICLE I is deleted in its entirety and replaced with the following:

                    "EBITDA" means, as of the date of any determination thereof,
               Consolidated Operating Profit for such period, plus Consolidated Depreciation, plus Consolidated Amortization, plus Consolidated Non-Cash Compensation Expense.

     6. The definition of "Facility Fee" which appears in ARTICLE I is deleted in its entirety and replaced with the following:

                    "Facility Fee" means a per annum fee in basis points payable quarterly in arrears by the Borrower to the Bank on the amount of the Commitment, not including any Loans by the Bank in excess of the Commitment, irrespective of Borrowing Capacity or aggregate outstanding Advances, pursuant to the pricing grid which appears in the definition of the term Applicable Margin in this Article I.

     7. The definition of "Facility Termination Date" which appears in ARTICLE I is deleted in its entirety and replaced with the following:

                    "Facility Termination Date" means May 15, 2002.

     8.   The definition of "L/C and B/A Facility Limit" which appears in
          ARTICLE I is deleted in its entirety and replaced with the following:

                    "L/C and B/A Facility Limit" means the obligation of the
               Bank pursuant to Section 2.1.B, subject to Borrowing Capacity (dollar for dollar based upon the aggregate stated amount of all such Letters of Credit and Bankers' Acceptances outstanding), to issue Letters of Credit and permit Bankers' Acceptances up to an aggregate stated amount of all such Letters



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               of Credit and Bankers' Acceptances outstanding at any given time of $10,000,000, minus the aggregate outstanding amount of any Loan or Loans made by the Bank in excess of the Commitment based upon availability under the L/C and B/A Facility Limit.

     9. The first paragraph of Section 2.1.B is deleted in its entirety and replaced with the following:

                    2.1.B. Letter of Credit/Bankers' Acceptance Facility. From
               and including the date of this Agreement and prior to the Facility Termination Date, Fleet agrees, on the terms and conditions set forth in this Agreement, upon request of the Borrower, to (i) issue Letters of Credit, subject to the L/C and B/A Facility Limit, with expiration dates of not more than 90 days beyond the Facility Termination Date, and (ii) permit Bankers' Acceptances, subject to the L/C and B/A Facility Limit, with expiration dates for Bankers' Acceptances obtained in connection with Letters of Credit issued hereunder of not more than 150 days beyond the Facility Termination Date (the "L/C and B/A Facility").

     10. Subsection (ii) of Section 6.1 is deleted in its entirety and replaced with the following:

               (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and the Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated, condensed statements of income and retained earnings and a consolidated, condensed statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Chief Financial Officer.

     11. Subsection (iii) of Section 6.1 is deleted in its entirety and replaced with the following:

               (iii) Together with the annual and quarterly financial statements required hereunder, a Compliance Certificate in substantially the form of Exhibit "C" hereto signed by the Borrower's Chief Financial Officer showing the calculations necessary to determine compliance with the requirements of
               Section 6.12 of this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof, and within 15 days after the end of each month a Borrowing Base Certificate in the form of Exhibit "C-1" hereto signed by the Borrower's Chief Financial Officer.


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     12.  Subsection (xiv) of Section 6.1 is deleted in its entirety and replaced with the following:

               (xiv) within 15 days after the end of each month, a summary schedule of Accounts Receivable of the Borrower, with aging, and such other information for Account Debtors as may be reasonably requested by the Bank, all in form and substance acceptable to the Bank, and certified as true and correct by the Chief Financial Officer of the Borrower.

     13. Section 6.12.1 is deleted in its entirety and replaced with the following:

                    6.12.1. Fixed Charge Coverage Ratio. The Borrower shall
               maintain a Fixed Charge Coverage Ratio of not less than 1.25 to
               1.00 as of the fiscal quarter ending September 30, 2001, and not less than 1.60 to 1.00 as of the fiscal year ending December 31, 2001, with such Fixed Charge Coverage Ratio to be calculated based upon financial results of the Borrower for the four most recent consecutive fiscal quarters then ended. For the purposes of this covenant: (1) the term "Fixed Charge Coverage Ratio" means the ratio of (i) the Borrower's Consolidated Operating Profit, plus Consolidated Depreciation, plus Consolidated Amortization, plus Non-Cash Compensation Expense, minus Consolidated Capital Expenditures, minus dividends paid by the Borrower for the four most recent consecutive fiscal quarters then ended to (ii) the Borrower's Consolidated Interest Expense for such period.

     14. Section 6.12.2 is deleted in its entirety and replaced with the following:

                    6.12.2. Funded Debt/EBITDA Ratio. The Borrower shall
               maintain a ratio of funded Consolidated Indebtedness, excluding letters of credit issued in the ordinary course of business, to the Borrower's EBITDA for the four most recent consecutive fiscal quarters ending September 30, 2001 of not greater than 3.55 to 1.00, and for the four most recent consecutive fiscal quarters ending December 31, 2001 of not greater than 2.10 to 1.00.

     15. Section 6.12.3 is deleted in its entirety and replaced with the following:

                    6.12.3. Minimum Operating Profit. The Borrower shall have a
               Minimum Consolidated Operating Profit for the three month period ending September 30, 2001 of not less than $3,830,000, and for the six month period ending December 31, 2001 of not less than $9,787,000.

     16.  Section 6.12.4 is deleted in its entirety.


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     17.  EXHIBIT C attached as a part of the Credit Agreement is deleted in its entirety and replaced with EXHIBIT C attached as a part of this Amendment.

     18. EXHIBIT C-1 attached as a part of the Credit Agreement is deleted in its entirety and replaced with EXHIBIT C-1 attached as a part of this Amendment.

     19. The Borrower shall pay to the Bank upon execution of this Amendment an agent fee of $10,000 and an up front fee in connection with extension of the credit facilities pursuant to the Credit Agreement of $75,000.

     20. By executing this Amendment, the Borrower hereby consents to assignment by the Bank to LaSalle of an additional $5,000,000 Dollar interest in and to the Commitment, excluding any Loan or Loans made by the Bank in excess of the Commitment.

     21. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

     22. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.

     23. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair the validity or priority of any lien on any collateral granted, pledged or mortgaged as security for the payment and performance of the liabilities and obligations of the Borrower under the Credit Agreement and other Loan Documents.

     24. The Borrower hereby confirms and ratifies the obligations established under the Credit Agreement and other Loan Documents, as amended hereby, and the continuing and continuous security interests, pledges and mortgages in, of and to all collateral granted pursuant to the Credit Agreement and other Loan Documents.

     25. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     26. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Agreement by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower and the Banks.



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      IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.


WITNESS:                       ENESCO GROUP, INC.



                               By:           /s/ Daniel DalleMolle
                                   --------------------------------------------
                               Print Name:   Daniel DalleMolle
                                           ------------------------------------
                               Title:        President and CEO
                                     ------------------------------------------



                               By:           /s/ Jeffrey W. Lemajeur
                                   --------------------------------------------
                               Print Name:   Jeffrey W. Lemajeur
                                           ------------------------------------
                               Title:        Treasurer and CFO
                                     ------------------------------------------

                               FLEET NATIONAL BANK



                               By:           /s/Rick Zilewicz
                                   --------------------------------------------
                                   Its       Regional President


                               LASALLE BANK NATIONAL ASSOCIATION



                               By:           Tracy L. Harper
                                   --------------------------------------------
                                   Its       Assistant Vice President